Exhibit 10.30
FIRST AMENDMENT TO COMBINED CREDIT AGREEMENTS
          THIS FIRST AMENDMENT TO COMBINED CREDIT AGREEMENTS, dated as of February 4, 2008 (this “Amendment”), is entered into by and among QUICKSILVER RESOURCES INC., a Delaware corporation (the “U.S. Borrower”), QUICKSILVER RESOURCES CANADA INC., an Alberta, Canada corporation (the “Canadian Borrower”), each of the Lenders (as defined in the U.S. Credit Agreement (as hereinafter defined)) party hereto, each of the Canadian Lenders (as defined in the U.S. Credit Agreement) party hereto, JPMORGAN CHASE BANK, N.A., as global administrative agent (in such capacity, the “Global Administrative Agent”), and JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian administrative agent (in such capacity, the “Canadian Administrative Agent”).
W I T N E S S E T H:
          1.      The U.S. Borrower, the Global Administrative Agent, the other Agents party thereto and the Lenders (the “U.S. Lenders” and, together with the Canadian Lenders, the “Combined Lenders”) are parties to that certain Amended and Restated Credit Agreement dated as of February 9, 2007 (as amended, supplemented, restated or otherwise modified from time to time, the “U.S. Credit Agreement”), pursuant to which the U.S. Lenders agreed to make loans to, and extensions of credit on behalf of, the U.S. Borrower.
          2.      The Canadian Borrower, the Global Administrative Agent, the Canadian Administrative Agent, the other Agents party thereto and the Canadian Lenders are parties to that certain Amended and Restated Credit Agreement dated as of February 9, 2007 (as amended, supplemented, restated or otherwise modified from time to time, the “Canadian Credit Agreement” and, together with the U.S. Credit Agreement, the “Combined Credit Agreements”), pursuant to which the Canadian Lenders agreed to make loans to, and extensions of credit on behalf of, the Canadian Borrower.
          3.      The U.S. Borrower has advised the Global Administrative Agent, the Canadian Administrative Agent and the Combined Lenders that it has created a new Wholly-Owned Subsidiary named 1373159 Alberta Ltd., an Alberta, Canada corporation (“Canadian Newco”), the Common Shares of which Subsidiary are owned by the U.S. Borrower and the Series 1 Preferred Shares of which Subsidiary are owned by the Canadian Borrower which Subsidiary will be designated, or otherwise become, a Material Subsidiary (as defined in the U.S. Credit Agreement) on or prior to the Effective Date (as hereinafter defined).
          4.      In connection with the creation of Canadian Newco, the parties to the Combined Credit Agreements intend to amend the Combined Credit Agreements as follows:
          NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:
          I.      Amendments to U.S. Credit Agreement.
          A.      The definition of “Guarantor” contained in Section 1.1 of the U.S. Credit Agreement is hereby amended in its entirety to read as follows:

          “Guarantor” means each Material Subsidiary listed on Exhibit L (except QR Canada and Foreign Subsidiaries) under the heading “Material Subsidiaries” and each Subsidiary that is required to execute a Guaranty pursuant to Section 5.15.
          B.      The definition of “Permitted Investments” contained in Section 1.1 of the U.S. Credit Agreement is hereby amended by (i) deleting the word “and” at the end of subsection (r) thereof; (ii) replacing the period at the end of subsection (s) thereof with “;”; and (iii) inserting the following subsections (t), (u), (x) and (y) following subsection (s) thereof:
          “(t)      all Investments by the Canadian Borrower in Canadian Newco, including, without limitation, any farm-out agreement or similar contract entered into between the Canadian Borrower and Canadian Newco so long as (i) the Equity Interests of Canadian Newco owned by the Borrower have been pledged to the Global Administrative Agent pursuant to a Pledge Agreement in accordance with, and as and to the extent required by (A) Sections 5.15 and 5.17, (B) Sections 5.9 and 5.10 of the Canadian Credit Agreement, and (C) the other terms and conditions of the Loan Documents, and (ii) Canadian Newco has provided a Guaranty and Debenture in accordance with, and as and to the extent required by (A) Sections 5.9 and 5.10 of the Canadian Credit Agreement, and (B) the other terms and conditions of the Loan Documents;
          (u)      the Investment by the Borrower in the Common Shares of Canadian Newco;
          (x)      the Investment by the Canadian Borrower in the Series 1 Preferred Shares of Canadian Newco; and
          (y)      the Investment by the Borrower in common units of BreitBurn Operating, L.P., a Delaware limited partnership, approved by the Combined Lenders pursuant to an agreement dated as of October 25, 2007.”
          C.      Section 1.1 of the U.S. Credit Agreement is hereby amended by inserting the following definition of “Canadian Newco” in appropriate alphabetical order:
          “Canadian Newco” means 1373159 Alberta Ltd., an Alberta, Canada corporation and a Wholly-Owned Subsidiary of the Borrower.
          D.      Exhibit L to the U.S. Credit Agreement is hereby amended by replacing Exhibit L to the U.S. Credit Agreement with Exhibit L to this Amendment.
          II.      Amendments to Canadian Credit Agreement.
          A.      The definition of “Guarantor” contained in Section 1.1 of the Canadian Credit Agreement is hereby amended in its entirety to read as follows:
          “Guarantor” means collectively (i) the Parent, (ii) Canadian Newco, (iii) each Material Subsidiary, and (iv) each U.S. Material Subsidiary that now or hereafter executes and delivers a U.S. Material Subsidiary Guaranty, including each Material Subsidiary and each U.S. Material Subsidiary that is required to execute a Guaranty pursuant to Section 5.9.
          B.      The definition of “Guaranty” contained in Section 1.1 of the Canadian Credit Agreement is hereby amended in its entirety to read as follows
          “Guaranty” means collectively (i) the Parent Guaranty, (ii) the Canadian Newco Guaranty, (iii) each Material Subsidiary Guaranty, and (iv) each U.S. Material Subsidiary Guaranty. The term “Guaranties” shall include each and every Guaranty executed and delivered by the Parent, Canadian Newco, each Material Subsidiary and each U.S. Material Subsidiary.
          C.      Section 1.1 of the Canadian Credit Agreement is hereby amended by inserting the following definitions of “Canadian Newco” and “Canadian Newco Guaranty” in appropriate alphabetical order:
          “Canadian Newco” means 1373159 Alberta Ltd., an Alberta, Canada corporation and a Wholly-Owned Subsidiary of the Parent.
          “Canadian Newco Guaranty” means a Guaranty executed and delivered by Canadian Newco in favor of the Global Administrative Agent and substantially in the form of the Parent Guaranty, as such Guaranty is amended, supplemented, restated or otherwise modified from time to time in accordance with the terms of this Agreement and the other Loan Documents.
          III.      Effectiveness. This Amendment shall become effective as of the date (the “Effective Date”) when the Global Administrative Agent shall have received:
          A.      Counterparts hereof duly executed by the U.S. Borrower, the Canadian Borrower, the Global Administrative Agent, the Canadian Administrative Agent and the Majority Lenders (or, in the case of any party as to which an executed counterpart shall not have been received, telegraphic, telex, or other written confirmation from such party of execution of a counterpart hereof by such party).
          B.      The U.S. Borrower and the Canadian Borrower shall have satisfied all of the conditions set forth in the Combined Loan Documents, including, without limitation, Section 5.15 of the U.S. Credit Agreement and Section 5.9 of the Canadian Credit Agreement, with respect to the creation of Canadian Newco and the permissibility of Investments by the Canadian Borrower in Canadian Newco, including, without limitation, the following:
          (i)      the Global Administrative Agent shall have received counterparts of a Pledge Agreement, dated as of the Effective Date, duly executed and delivered by the U.S. Borrower, together with the following:
               (a)      to the extent the Equity Interests are certificated, certificates representing 100% of the outstanding Equity Interests of Canadian Newco owned by the U.S. Borrower (except that, with respect to security for the

Obligations, such certificates representing Equity Interests shall be limited to 65% of the total combined voting power of all classes of voting Equity Interests of Canadian Newco owned by the U.S. Borrower and 100% of all non-voting Equity Interests of Canadian Newco owned by the U.S. Borrower), and powers and instruments of transfer, endorsed in blank, with respect to such certificates; and
               (b)      all documents and instruments, including Uniform Commercial Code Financing Statements (Form UCC-1), required by law or reasonably requested by the Global Administrative Agent to be filed, registered or recorded to create or perfect the Liens intended to be created under such Pledge Agreement;
          (ii)      the Global Administrative Agent shall have received counterparts of a Pledge Agreement, dated as of the Effective Date, duly executed and delivered by the Canadian Borrower, together with the following:
               (a)      to the extent the Equity Interests are certificated, certificates representing 100% of the outstanding Equity Interests of Canadian Newco owned by the Canadian Borrower, and powers and instruments of transfer, endorsed in blank, with respect to such certificates; and
               (b)      all documents and instruments, including Personal Property Security Act filings, required by law or reasonably requested by the Global Administrative Agent to be filed, registered or recorded to create or perfect the Liens intended to be created under such Pledge Agreement;
          (iii)      the Global Administrative Agent shall have received counterparts of the Canadian Newco Guaranty (as defined in the Canadian Credit Agreement), duly executed and delivered by Canadian Newco; and
          (iv)      the Global Administrative Agent shall have received counterparts of a Debenture duly executed and delivered by Canadian Newco, which Debenture shall create a floating charge in favor of the Global Administrative Agent for the benefit of the Canadian Lenders on substantially all of the Borrowing Base Properties (as defined in the Canadian Credit Agreement) or proposed Borrowing Base Properties owned by Canadian Newco, and a Lien in and to all of Canadian Newco’s present and after-acquired personal property, together with such other documents or instruments as the Global Administrative Agent may reasonably request.
          C.      The Global Administrative Agent shall have received UCC Searches, all dated reasonably close to the Effective Date, requested by the Global Administrative Agent and in form and substance reasonably satisfactory to the Global Administrative Agent.
          D.      The Global Administrative Agent shall have received a certificate of an Authorized Officer of Canadian Newco dated as of the Effective Date, certifying:
          (i)      that attached to such certificate is (a) a true and complete copy of the Organic Documents of Canadian Newco, as in effect on the date of such certificate,

(b) a true and complete copy of a certificate from the applicable Governmental Authority of the jurisdiction of Canadian Newco’s organization to the effect that such entity is validly existing in such jurisdiction, and (c) a true and complete copy of a certificate from the appropriate Governmental Authority of each jurisdiction (without duplication) to the effect that Canadian Newco is duly qualified to transact business in such jurisdiction as a foreign entity, if the failure to be so qualified would reasonably be expected to have a Material Adverse Effect;
          (ii)      that attached to such certificate is a true and complete copy of resolutions duly adopted by the board of directors of Canadian Newco, authorizing the execution, delivery and performance of such of the Combined Loan Documents to which Canadian Newco is or is intended to be a party;
          (iii)      that attached thereto is (a) a true and complete copy of a certificate of status from the applicable Governmental Authority of the jurisdiction of Canadian Newco’s organization as to the existence and the good standing of Canadian Newco, dated as of a recent date, and (b) a true and complete copy of a certificate from the appropriate Governmental Authority of each jurisdiction (without duplication) to the effect that Canadian Newco is in good standing in such jurisdiction as a foreign entity, if the failure to be so qualified would reasonably be expected to have a Material Adverse Effect; and
          (iv)      as to the incumbency and specimen signature of each Authorized Officer of Canadian Newco executing such of the Combined Loan Documents to which Canadian Newco is or is intended to be a party.
          E.      The Global Administrative Agent shall have received opinions, dated the Effective Date, addressed to the Global Administrative Agent, the Canadian Administrative Agent and all Lenders, from (i) McCarthy Tétrault LLP, counsel to Canadian Newco, (ii) Jones Day, U.S. counsel to the U.S. Borrower, and (iii) the General Counsel of the U.S. Borrower, in each case in form and substance reasonably satisfactory to the Global Administrative Agent, such opinions covering such matters relating to the U.S. Borrower, Canadian Newco and the execution and delivery of the Combined Loan Documents to which each is or is intended to be a party pursuant to Section III.B of this Amendment, as applicable, as the Global Administrative Agent shall reasonably request.
          IV.      Reaffirmation of Representations and Warranties. To induce the Combined Lenders and the Global Administrative Agent to enter into this Amendment, the U.S. Borrower and the Canadian Borrower hereby reaffirm, as of the date hereof, the following:
          (i)      The representations and warranties of each Loan Party (as such term is defined in the U.S. Credit Agreement and the Canadian Credit Agreement, and including, without limitation, Canadian Newco, collectively, the “Combined Loan Parties”) set forth in the Combined Loan Documents to which it is a party are true and correct on and as of the date hereof (or, if stated to have been made expressly as of an earlier date, were true and correct in all material respects as of such date and, except to the extent waived in writing by the Combined Lenders, the Required Lenders, the Majority Lenders, the U.S. Lenders or the U.S. Required Lenders, as applicable).
          (ii)      Each of the Combined Loan Parties (a) is a corporation, partnership or limited liability company duly incorporated or organized (as applicable), validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, (b) has all corporate, partnership or limited liability company power (as applicable) and all material governmental licenses, authorizations, consents and approvals required to carry on its businesses as now conducted and as proposed to be conducted, and (c) is duly qualified to transact business as a foreign corporation, partnership or limited liability company in each jurisdiction where a failure to be so qualified would reasonably be expected to have a Material Adverse Effect.
          (iii)      The execution, delivery and performance of this Amendment and the other Combined Loan Documents by each Combined Loan Party (to the extent each Combined Loan Party is a party to this Agreement and such Combined Loan Documents) (a) are within such Combined Loan Party’s corporate powers, (b) when executed will be duly authorized by all necessary corporate action, (c) require no action by or in respect of, or filing with, any Governmental Authority (other than (i) actions or filings pursuant to the Exchange Act and (ii) actions or filings that have been taken or made and are in full force and effect) and (d) do not contravene, or constitute a default under, any provision of applicable Governmental Rule (including, without limitation, Regulation U) or of the articles or certificate of incorporation, bylaws, regulations, partnership agreement or comparable charter documents of any Combined Loan Party or of any agreement, judgment, injunction, order, decree or other instrument binding upon any Combined Loan Party or result in the creation or imposition of any Lien on any Borrowing Base Property or Collateral other than the Liens securing the Combined Obligations.
          (iv)      This Amendment and each other Combined Loan Document constitutes, or when executed and delivered will constitute, valid and binding obligations of each Combined Loan Party which is a party thereto, enforceable against each such Combined Loan Party which executes the same in accordance with its terms except as the enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, or similar Governmental Rules affecting creditors’ rights generally, and (ii) equitable principles of general applicability (whether enforcement is sought by proceedings at law or in equity).
          (v)      Neither a Default nor an Event of Default has occurred and will exist under either Combined Credit Agreement after giving effect to the transactions contemplated by this Amendment or the other Combined Loan Documents. Neither the U.S. Borrower or any of its Subsidiaries nor the Canadian Borrower or any of its Subsidiaries is in default under, nor has any event or circumstance occurred which, but for the expiration of any applicable grace period or the giving of notice, or both, would constitute a default under, any Material Agreement to which the U.S. Borrower or any of its Subsidiaries or the Canadian Borrower or any of its Subsidiaries is a party or by which the U.S. Borrower or any of its Subsidiaries or the Canadian Borrower or any of its

Subsidiaries is bound which default would reasonably be expected to have a Material Adverse Effect. The U.S. Borrower is in compliance with the financial covenants set forth in Article VI of the U.S. Credit Agreement.
          (vi)      No event or events have occurred since December 31, 2006 which individually or in the aggregate would reasonably be expected to have a Material Adverse Effect.
          V.      Defined Terms. Terms used herein when defined in the U.S. Credit Agreement (including, to the extent applicable, after giving effect to this Amendment) shall have the same meanings herein unless the context otherwise requires.
          VI.      Reaffirmation of Combined Credit Agreements. This Amendment shall be deemed to be an amendment to the Combined Credit Agreements, and the Combined Credit Agreements, as amended hereby, are hereby ratified, approved and confirmed in each and every respect. All references to the Combined Credit Agreements herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Combined Credit Agreements as amended hereby.
          VII.      Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.
          NOTWITHSTANDING THE FOREGOING SENTENCE AND AFTER GIVING EFFECT TO THE TEXTUAL AMENDMENTS CONTAINED IN SECTIONS I AND II OF THIS AMENDMENT, (i) THE U.S. CREDIT AGREEMENT (AS AMENDED HEREBY) SHALL CONTINUE TO BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW SPECIFIED IN SECTION 10.9(a) OF THE U.S. CREDIT AGREEMENT, AND (ii) THE CANADIAN CREDIT AGREEMENT (AS AMENDED HEREBY) SHALL CONTINUE TO BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW SPECIFIED IN SECTION 10.9(a) OF THE CANADIAN CREDIT AGREEMENT.
          VIII.      Severability of Provisions. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
          IX.      Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy (or other electronic transmission acceptable to the Global Administrative Agent) shall be effective as delivery of a manually executed counterpart of this Amendment.
          X.      Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

          XI.      Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of an Issuing Bank that issues any Letter of Credit), except that neither the U.S. Borrower nor the Canadian Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Global Administrative Agent, each Issuing Bank and each Combined Lender (and any attempted assignment or transfer by either the U.S. Borrower or the Canadian Borrower without such consent shall be null and void).
          XII.      No Oral Agreements. THIS AMENDMENT, THE COMBINED CREDIT AGREEMENTS, AS AMENDED HEREBY, AND THE OTHER COMBINED LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
          XIII.      Loan Document. This Amendment constitutes a “Loan Document,” a “Canadian Loan Document” and a “Combined Loan Document” under and as defined in the U.S. Credit Agreement, and a “Loan Document,” a “U.S. Loan Document” and a “Combined Loan Document” under and as defined in the Canadian Credit Agreement.
[Signature Pages to Follow]

          IN WITNESS WHEREOF, the U.S. Borrower, the Canadian Borrower, the undersigned Combined Lenders, the Global Administrative Agent and the Canadian Administrative Agent have executed this Amendment as of the date first above written.

U.S. BORROWER

QUICKSILVER RESOURCES INC.,
a Delaware corporation, as U.S. Borrower

By:	/s/ MarLu Hiller

MarLu Hiller, Vice President – Treasurer

CANADIAN BORROWER

QUICKSILVER RESOURCES CANADA INC.,
an Alberta, Canada corporation, as Canadian Borrower

By:	/s/ MarLu Hiller

MarLu Hiller, Vice President – Treasurer
[First Amendment to Combined Credit Agreements]

AGENTS AND COMBINED LENDERS

JPMORGAN CHASE BANK, N.A., as Global Administrative Agent and as a U.S. Lender

By:	/s/ J. Scott Fowler

J. Scott Fowler
Senior Vice President
[First Amendment to Combined Credit Agreements]

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as a Canadian Administrative Agent and as a Canadian Lender

By:	/s/ J. Scott Fowler

Name:	J. Scott Fowler
Title:	Senior Vice President
[First Amendment to Combined Credit Agreements]

BANK OF AMERICA, N.A., as a U.S. Lender

By:	/s/ Ronald E. McKaig

Name:	Ronald E. McKaig
Title:	Senior Vice President
[First Amendment to Combined Credit Agreements]

BNP PARIBAS, as a U.S. Lender

By:	/s/ Russell Otts

Name:	Russell Otts
Title:	Vice President

By:	/s/ Brian M. Malone

Name:	Brian M. Malone
Title:	Managing Director
[First Amendment to Combined Credit Agreements]

FORTIS CAPITAL CORP., as a U.S. Lender

By:	/s/ Dierdre Sanborn

Name:	Dierdre Sanborn
Title:	Director

By:	/s/ Ilene Fowler

Name:	Ilene Fowler
Title:	Director
[First Amendment to Combined Credit Agreements]

THE BANK OF NOVA SCOTIA, as a U.S. Lender

By:	/s/ David G. Mills

Name:	David G. Mills
Title:	Director
[First Amendment to Combined Credit Agreements]

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a U.S. Lender

By:	/s/ Dusan Lazarov

Name:	Dusan Lazarov
Title:	Vice President

By:	/s/ Omayra Laucella

Name:	Omayra Laucella
Title:	Vice President
[First Amendment to Combined Credit Agreements]

BMO CAPITAL MARKETS FINANCING, INC., as a U.S. Lender

By:	/s/ James V. Ducote

Name:	James V. Ducote
Title:	Director
[First Amendment to Combined Credit Agreements]

THE ROYAL BANK OF SCOTLAND plc, as a U.S. Lender

By:	/s/ Lucy Walker

Name:	Lucy Walker
Title:	Vice President
[First Amendment to Combined Credit Agreements]

CALYON NEW YORK BRANCH, as a U.S. Lender

By:	/s/ Sharada Manne

Name:	Sharada Manne
Title:	Vice President

By:	/s/ Tom Byargeon

Name:	Tom Byargeon
Title:	Managing Director
[First Amendment to Combined Credit Agreements]

CITIBANK, N.A., as a U.S. Lender

By:	/s/ David E. Hunt

Name:	David E. Hunt
Title:	Attorney-in-Fact
[First Amendment to Combined Credit Agreements]

SOCIÉTÉ GÉNÉRALE, as a U.S. Lender

By:	/s/ Stephen W. Warfel

Name:	Stephen W. Warfel
Title:	Managing Director
[First Amendment to Combined Credit Agreements]

UNION BANK OF CALIFORNIA, N.A., as a U.S. Lender

By:	/s/ Alison Fuqua

Name:	Alison Fuqua
Title:	Assistant Vice President
[First Amendment to Combined Credit Agreements]

WELLS FARGO BANK, N.A., as a U.S. Lender

By:	/s/ David C. Brooks

Name:	David C. Brooks
Title:	Vice President
[First Amendment to Combined Credit Agreements]

TORONTO-DOMINION (TEXAS) LLC, as a U.S. Lender

By:	/s/ Debbi L. Brito

Name:	Debbi L. Brito
Title:	Authorized Signatory
[First Amendment to Combined Credit Agreements]

COMERICA BANK, as a U.S. Lender

By:	/s/ Peter L. Sefzik

Name:	Peter L. Sefzik
Title:	Vice President
[First Amendment to Combined Credit Agreements]

U.S. BANK NATIONAL ASSOCIATION, as a U.S. Lender

By:	/s/ Daria M. Mahoney

Name:	Daria M. Mahoney
Title:	Vice President
[First Amendment to Combined Credit Agreements]

CIBC INC., as a U.S. Lender

By:	/s/ Dominic J. Sorresso

Name:	Dominic J. Sorresso
Title:	Executive Director

CIBC World Market Corp.
Authorized Signatory
[First Amendment to Combined Credit Agreements]

COMPASS BANK, as a U.S. Lender

By:	/s/ Adrianne D. Griffin

Name:	Adrianne D. Griffin
Title:	Vice President
[First Amendment to Combined Credit Agreements]

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as a U.S. Lender

By:	/s/ Vanessa Gomez

Name:	Vanessa Gomez
Title:	Director

By:	/s/ Morenikeji Ajayi

Name:	Morenikeji Ajayi
Title:	Associate
[First Amendment to Combined Credit Agreements]

STERLING BANK, as a U.S. Lender

By:	/s/ Melissa Bauman

Name:	Melissa Bauman
Title:	Senior Vice President
[First Amendment to Combined Credit Agreements]

BNP PARIBAS (CANADA), as a Canadian Lender

By:	/s/ Allan Fordyce

Name:	Allan Fordyce
Title:	Director

By:	/s/ Krista McLeod

Name:	Krista McLeod
Title:	Assistant Vice President
[First Amendment to Combined Credit Agreements]

BANK OF AMERICA, N.A. (by its Canada branch), as a Canadian Lender

By:	/s/ Medina Sales de Andrade

Name:	Medina Sales de Andrade
Title:	Vice President
[First Amendment to Combined Credit Agreements]

THE BANK OF NOVA SCOTIA, as a Canadian Lender

By:	/s/ Andrew Kellock

Name:	Andrew Kellock
Title:	Director

By:	/s/ Todd Kennedy

Name:	Todd Kennedy
Title:	Associate
[First Amendment to Combined Credit Agreements]

FORTIS CAPITAL (CANADA) LTD., as a Canadian Lender

By:	/s/ Peter Boogers

Name:	Peter Boogers
Title:	Director

By:	/s/ Doug Clark

Name:	Doug Clark
Title:	Director
[First Amendment to Combined Credit Agreements]

DEUTSCHE BANK AG CANADA BRANCH, as a Canadian Lender

By:	/s/ Robert A. Johnston

Name:	Robert A. Johnston
Title:	Vice President

By:	/s/ Paul Jurist

Name:	Paul Jurist
Title:	Chief Country Officer
[First Amendment to Combined Credit Agreements]

BANK OF MONTREAL, as a Canadian Lender

By:	/s/ James V. Ducote

Name:	James V. Ducote
Title:	Director
[First Amendment to Combined Credit Agreements]

CITIBANK, N.A., CANADIAN BRANCH, as a Canadian Lender

By:	/s/ Niyousha Zarinpour

Name:	Niyousha Zarinpour
Title:	Authorized Signer
[First Amendment to Combined Credit Agreements]

SOCIÉTÉ GÉNÉRALE (CANADA BRANCH), as a Canadian Lender

By:	/s/ David BALDONI

Name:	David BALDONI
Title:	Managing Director

By:	/s/ Paul PRIMAVESI

Name:	Paul PRIMAVESI
Title:	Vice President
[First Amendment to Combined Credit Agreements]

UNION BANK OF CALIFORNIA, N.A., CANADA BRANCH, as a Canadian Lender

By:	/s/ Phil Taylor

Name:	Phil Taylor
Title:	Senior Vice President
[First Amendment to Combined Credit Agreements]

WELLS FARGO FINANCIAL CORPORATION CANADA, as a Canadian Lender

By:	/s/ Steve Malone

Name:	Steve Malone
Title:	Vice President
[First Amendment to Combined Credit Agreements]

TORONTO DOMINION BANK, as a Canadian Lender

By:	/s/ Debbi L. Brito

Name:	Debbi L. Brito
Title:	Authorized Signatory
[First Amendment to Combined Credit Agreements]

COMERICA BANK, CANADA BRANCH, as a Canadian Lender

By:	/s/ Omer Ahmed

Name:	Omer Ahmed
Title:	Portfolio Manager
[First Amendment to Combined Credit Agreements]

U.S. BANK NATIONAL ASSOCIATION, as a Canadian Lender

By:	/s/ Kevin Jephcott

Name:	Kevin Jephcott
Title:	Principal Officer
[First Amendment to Combined Credit Agreements]

CANADIAN IMPERIAL BANK OF COMMERCE, as a Canadian Lender

By:	/s/ Randy Geislinger

Name:	Randy Geislinger
Title:	Executive Director

By:	/s/ Chris Perks

Name:	Chris Perks
Title:	Executive Director
[First Amendment to Combined Credit Agreements]

CREDIT SUISSE, TORONTO BRANCH, as a Canadian Lender

By:	/s/ Alain Daoust

Name:	Alain Daoust
Title:	Director

By:	/s/ Bruce F. Wetherly

Name:	Bruce F. Wetherly
Title:	Director, CREDIT SUISSE, TORONTO BRANCH
[First Amendment to Combined Credit Agreements]

S-37